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PART C EXHIBIT (16)

                               POWER OF ATTORNEY

                       DAVIS NEW YORK VENTURE FUND, INC.
                 (1933 Act No. 2-29858, 1940 Act No. 811-1701)

                                   FORM N-14


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Arthur Don and Thomas Tays, and each of them, as the undersigned's attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign a registration statement on Form N-14 (proxy/prospectus) and any pre-effective or post-effective amendments to the registration statement on Form N-14, or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all other applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the date listed below.

REGISTRANT:
DAVIS NEW YORK VENTURE FUND, INC.


BY:                                         DATE:   June 12, 2001
------------------------------                  ---------------------------
   Jeremy H. Biggs
   Chairman of the Board of Directors


OFFICERS:



                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Christopher C. Davis
Chief Executive Officer and/or President of Davis New York Venture Fund, Inc.



                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Sharra L. Reed
Treasurer, Chief Financial Officer and Chief Accounting Officer of Davis New York Venture Fund, Inc.


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DIRECTORS:
OF DAVIS NEW YORK VENTURE FUND, INC.

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Wesley E. Bass, Jr.,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Jeremy H. Biggs,
Chairman of the Board of Directors

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Marc P. Blum,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Andrew A. Davis,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Christopher C. Davis,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Jerry D. Geist,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
D. James Guzy,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
G. Bernard Hamilton,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Theodore B. Smith, Jr.,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Christian R. Sonne,
Director

                                            DATE:   June 12, 2001
------------------------------                  ---------------------------
Marsha Williams,
Director

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